Nature of Business and Basis of Presentation (Summary Of The Changes In The Redeemable Noncontrolling Interests) (Details) - USD ($) $ in Millions	3 Months Ended	6 Months Ended
	Oct. 31, 2015	Oct. 31, 2015
Nature of Business and Basis of Presentation [Abstract]
Increase due to business combination	$ 125.0	$ 125.0
Net loss attributable to redeemable noncontrolling interests	(1.1)	(1.1)
Redemption value adjustment	3.9	3.9
End of period	$ 127.8	$ 127.8